A Year of Accomplishment
October 26, 2012
Exhibit 99.1
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Safe Harbor
Cautionary Note Regarding Forward-Looking Statements:
This presentation contains statements that are forward-looking, as that term is defined by the
Private Securities Litigation Act of 1995 or the Securities and Exchange Commission in its
rules, regulations and releases. PVF Capital Corp. (the “Company”) intends that such forward-
looking statements be subject to the safe harbors created thereby. All forward-looking statements are based on current expectation regarding important risk factors including, but not limited to, interest rate changes, real estate values, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission.
Accordingly, actual results may differ from those expressed in the forward-looking statements, and the making of such statements should not be regarded as a representation by the
Company or any other person that results expressed therein will be achieved. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date hereof. The Company does not undertake an obligation to publicly update or revise any forward-looking statements to reflect new events, information or circumstances, or otherwise.
Further information concerning issues that could materially affect financial performance related to forward-looking statements can be found in the Company’s periodic filings with the Securities and Exchange Commission.
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Use of Non-GAAP Financial Measures
• This presentation includes certain financial information determined by methods other than in accordance with generally accepted accounting principles in the United States (“GAAP”). One non-GAAP performance metric that management believes is useful in analyzing underlying performance trends is pre-tax, pre-credit provision income.
This is the level of earnings adjusted to exclude the impact of:
– provision expense and credit related charges involving the valuation and disposition of other real estate owned, which are excluded because its absolute level is elevated and volatile in times of economic stress;
– available-for-sale and other securities gains/losses, which are excluded because in times of economic stress securities market valuations may also become particularly volatile; and
– certain items identified by management to be outside of ordinary banking activities, and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their outsized impact is believed by management at the time to be infrequent or short-term in nature, which management believes may distort the Company’s underlying performance trends.
• Non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. The Company’s non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable
GAAP financial measures, and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. While the Company believes that non-GAAP financial measures provide useful supplemental information to investors, there are very significant limitations associated with their use.
Non-GAAP financial measures are not prepared in accordance with GAAP, may not be reported by all of the
Company’s competitors and may not be directly comparable to similarly titled measures of the Company’s competitors due to potential differences in the exact methods of calculation. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reviewing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures.
• A reconciliation of non-GAAP financial measures with GAAP financial measures is attached to the end of this presentation.
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Mission Statement
Our mission is to become the financial institution of choice in
Northeast Ohio.
We will accomplish this with high quality people dedicated to serving our customers, shareholders and the communities in
which we operate.
We will offer high quality products and services to better serve consumers and businesses.
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Fiscal 2012 Objectives
Aggressively pursue resolution of regulatory issues.
Focus on building revenue generating capabilities.
Continue to improve core earnings.
Continue infrastructure enhancement.
Add depth through the continued addition of talented professionals.
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Net loss of $1.3 million ($0.05 per share) for the fiscal year ended
June 30, 2012, compared to a net loss of $9.7 million ($0.38 per share) for the prior year.
Achieved profitability in the last two fiscal quarters.
Pre-tax, pre-provision income of $7.9 million in fiscal 2012, compared to $4.5 million in fiscal 2011.
Net interest margin of 3.07%, compared to  2.95% for the prior fiscal year.  We continue to maintain strong liquidity and have reduced our risk profile.
Financial Results
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Address Regulatory Order
The Cease & Desist Order, entered into with the Office of Thrift
Supervision (“OTS”) in October 2009, was lifted by the Office of the Comptroller of the Currency (“OCC”) in August 2012.
While continued improvement is needed, this represents a
significant milestone in the renaissance of Park View.
We continue to work to maintain a positive relationship with our regulators and managed the transition from the OTS to the OCC effectively.
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Address Regulatory Order
At June 30, 2012, Park View’s capital ratios remained strong and exceeded prescribed regulatory levels.
The ratios were as follows:
6/30/2012 Requirement
Core Capital 8.74% 8.00%
Total Risk-Based Capital 13.10% 12.00%
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Address Regulatory Order
At June 30, 2012, the Company achieved the ratios for adversely classified assets prescribed by regulators.
Asset quality ratios have improved as follows:
Adversely Classified Assets to Core Capital plus ALLL:
Adversely Classified Assets plus Assets Designated as
Special Mention  to Core Capital plus ALLL:
Target
50.0%
6/30/10
88.6%
6/30/11
68.6%
6/30/12
48.2%
9/30/12
44.7%
Target
65.0%
6/30/10
117.3%
6/30/11
87.8%
6/30/12
55.0%
9/30/12
51.7%
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Improve Asset Quality
Nonperforming loans were reduced from $50.3 million at
June 30, 2011 to $19.9 million at June 30, 2012.
As stated last year, we met our objective of meeting the asset quality metrics required in our regulatory order.
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Enhance Revenue Generation
Residential Mortgage activity was very strong as a result of the low interest rate environment.
Significant new loan volume generated by our C & I lending team.
Improved results from our SBA lending initiative, and off to a promising start in fiscal 2013.
Positive results from our Private Banking group in its first full year at Park View.
Initiated a disciplined, measured calling effort to insure enhanced results.
Initiating small business lending through our retail network as we work to further leverage our delivery system.
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Improve Infrastructure
Replaced all ATMs and upgraded our accessibility and branding.
Joined the surcharge-free nationwide NYCE network.
Implemented enhanced online banking platform to better serve our personal and business banking customers. Offers enhanced security, bill pay, external transfers, mobile banking and eDelivery of statements.
Continued to update and enhance existing modules as we improve our product support.
Developed and continue to enhance our new website.
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Expand and Enhance
Products and Services
Introduced a competitive Retail checking account product set and migration strategy for existing accounts, which resulted in fee income growth of 20%.
Introduced new Commercial checking account products.
Enhanced Treasury Management offerings as we rolled out Remote
Deposit Capture, online wire and ACH origination.
Introduced enhanced and competitive Home Equity Line of Credit product.

Bob Healey, SVP
Information Technology Director / Information Security Officer
Matt Ottaway, VP, C&I Lending
Matt Manske, VP, SBA Lending
Jay Shackelford, SBA Lending
Strengthen the Depth of Talent
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Looking Forward
Continue to improve asset quality.
Focus on building core revenue generation.
Deliver profitable performance and growth.
Add talent as needed to complement the team that is in place today.
Continue our commitment to deliver positive results to our
shareholders.
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Non-GAAP to GAAP Reconciliation
A reconciliation of net earnings reported under generally accepted accounting principles to pre-tax, pre-credit provision income for the fiscal years ending June 30, 2012 and 2011 is as follows (dollars in millions):
2012 2011
Net income (loss) $(1.3) $ (9.7)
Federal income tax provision (benefit) (0.2) 0.1
Pre-tax income (loss) (1.5) (9.6)
Provision for loan losses 7.0 13.5
Loss/write-down on real estate owned 2.4 1.8
Securities gains 0.0 (1.2)
Pre-tax, pre-credit provision income $ 7.9 $ 4.5
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17 Thank you to our strong and committed Board of Directors and to our Shareholders for your continued support. ********** ********** ********** ********** ***** ******* ******* ******* *******